Exhibit 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 15, 2002
Securitized Products Group    [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------



                         REVISED COMPUTATIONAL MATERIALS



                                  $428,391,000
                                  APPROXIMATELY



                        MORGAN STANLEY ABS CAPITAL I INC.
                                 SERIES 2002-NC6



                       MORTGAGE PASS-THROUGH CERTIFICATES



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 15, 2002
Securitized Products Group    [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------



                           APPROXIMATELY $428,391,000
               MORGAN STANLEY ABS CAPITAL I INC., SERIES 2002-NC6

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                            OCWEN FEDERAL BANK, F.S.B
                                    SERVICER


                             TRANSACTION HIGHLIGHTS
                             ----------------------

-----------------------------------------------------------------------------------------------------------
                                                                                              MODIFIED
                                                                           AVG LIFE TO      DURATION TO
OFFERED                                               EXPECTED RATINGS         CALL /          CALL /
CLASSES        DESCRIPTION          BALANCE         (S&P/FITCH/ MOODY'S)     MTY(1)(2)      MTY(1)(2)(3)
===========================================================================================================
  A-1          Not Offered           $396,845,000                      *****Not Offered*****
-----------------------------------------------------------------------------------------------------------
  A-2            Floater             $176,253,000       AAA/AAA/Aaa        1.29 / 1.29      1.28 / 1.28
-----------------------------------------------------------------------------------------------------------
  A-3            Floater             $107,250,000       AAA/AAA/Aaa        5.50 / 6.34      5.19 / 5.88
-----------------------------------------------------------------------------------------------------------
  M-1            Floater              $53,756,000        AA/AA/Aa2         5.35 / 5.92      4.99 / 5.43
-----------------------------------------------------------------------------------------------------------
  M-2            Floater              $46,196,000          A/A/A2          5.33 / 5.83      4.79 / 5.15
-----------------------------------------------------------------------------------------------------------
  B-1            Floater              $34,857,000       BBB/BBB/Baa2       5.32 / 5.64      4.61 / 4.83
-----------------------------------------------------------------------------------------------------------
  B-2            Floater              $10,079,000      BBB-/BBB-/Baa3      5.24 / 5.27      4.49 / 4.50
-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------


OFFERED           PAYMENT WINDOW TO CALL /                 INITIAL
CLASSES                   MTY(1)(2)                  SUBORDINATION LEVEL      BENCHMARK
===========================================================================================
  A-1                                      *****Not Offered*****
-------------------------------------------------------------------------------------------
  A-2            12/02 - 07/05 / 12/02 - 7/05             19.00%            1 Mo. LIBOR
-------------------------------------------------------------------------------------------
  A-3            07/05 - 11/10 / 07/05 - 7/20             19.00%            1 Mo. LIBOR
-------------------------------------------------------------------------------------------
  M-1             2/06 - 11/10 /  2/06 - 7/17             12.60%            1 Mo. LIBOR
-------------------------------------------------------------------------------------------
  M-2             1/06 - 11/10 /  1/06 - 3/16              7.10%            1 Mo. LIBOR
-------------------------------------------------------------------------------------------
  B-1            12/05 - 11/10 / 12/05 - 5/14              2.95%            1 Mo. LIBOR
-------------------------------------------------------------------------------------------
  B-2            12/05 - 11/10 / 12/05 - 6/11              1.75%            1 Mo. LIBOR
-------------------------------------------------------------------------------------------

Notes:      (1)   Certificates are priced to the 10% optional clean-up call.
            (2)   Based on the pricing prepayment speed.  See details below.
            (3)   Assumes pricing at par.


ISSUER:               Morgan Stanley ABS Capital I Inc. Trust 2002-NC6.

DEPOSITOR:            Morgan Stanley ABS Capital I Inc.

ORIGINATOR:           NC Capital Corporation

SERVICER:             Ocwen Federal Bank, F.S.B

TRUSTEE:              Deutsche Bank National Trust Company.

MANAGERS:             Morgan Stanley (lead manager), Utendahl Capital Partners,
                      L.P. and The Williams Capital Group, L.P.

RATING AGENCIES:      Standard & Poor's, Fitch Ratings and Moody's Investors
                      Service.

OFFERED CERTIFICATES: Classes A-2, A-3, M-1, M-2, B-1 and B-2 Certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

EXPECTED CLOSING      November 26, 2002 through DTC and Euroclear or
DATE:                 Clearstream, Luxembourg.  The Certificates will be sold
                      without accrued interest.

DISTRIBUTION DATES:   The 25th of each month, or if such day is not a business
                      day, on the next business day, beginning December 26, 2002.

FINAL SCHEDULED
DISTRIBUTION DATE:    The Distribution Date occurring in December 2032.

DUE PERIOD:           For any Distribution Date, the period commencing on the
                      second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL      The interest accrual period for the Offered Certificates
PERIOD:               with respect to any Distribution Date will be the period
                      beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date
                      (on an actual/360 day count basis).

MORTGAGE LOANS:       The Trust will consist of two groups of adjustable and
                      fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE      Approximately $489.9 million of Mortgage Loans with
LOANS:                original principal balances that conform to the original
                      principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE     Approximately $350.0 million of Mortgage Loans that
LOANS:                predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT    o   Fixed Rate Mortgage Loans: CPR starting at
SPEED:                    approximately 1.5333% CPR in month 1 and increasing to
                          23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter

                      o   ARM Mortgage Loans:  CPR of 25%

CREDIT ENHANCEMENT:   The Offered Certificates are credit enhanced by:

                      1)  Net monthly excess cashflow from the Mortgage Loans,

                      2) 1.75% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the initial balance of the Mortgage Loans, and

                      3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT    For any Distribution Date, the percentage obtained by
PERCENTAGE:           dividing (x) the aggregate Certificate Principal Balance
                      of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

STEP-DOWN DATE:       The later to occur of:

                      (x)  The earlier of:
                           (a) the Distribution Date occurring in December 2005; and
                           (b) the Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and

                      (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 38.00%

TRIGGER EVENT:        A Trigger Event is in effect on any Distribution Date if
                      (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior
                      Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans.
                      The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL               Class A:              19.00%
SUBORDINATION         Class M-1:            12.60%
PERCENTAGE:           Class M-2:             7.10%
                      Class B-1:             2.95%
                      Class B-2:             1.75%

OPTIONAL CLEAN-UP     When the current aggregate principal balance of the
CALL:                 Mortgage Loans is less than or equal to 10% of the total
                      initial principal balance of the Mortgage Loans as of the Cut-off Date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other
                      Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

STEP-UP COUPONS:      For all Offered Certificates the coupon will increase
                      after the optional clean-up call date, should the call not be exercised.

CLASS A-1             The Class A-1 Certificates will accrue interest at a
PASS-THROUGH RATE:    variable rate equal to the least of (i) one-month LIBOR
                      plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2             The Class A-2 Certificates will accrue interest at a
PASS-THROUGH RATE:    variable rate equal to the least of (i) one-month LIBOR
                      plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS A-3             The Class A-3 Certificates will accrue interest at a
PASS-THROUGH RATE:    variable rate equal to the least of (i) one-month LIBOR
                      plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1             The Class M-1 Certificates will accrue interest at a
PASS-THROUGH RATE:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2             The Class M-2 Certificates will accrue interest at a
PASS-THROUGH RATE:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1             The Class B-1 Certificates will accrue interest at a
PASS-THROUGH RATE:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS B-2             The Class B-2 Certificates will accrue interest at a
PASS-THROUGH RATE:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:     As to any Distribution Date, a per annum rate equal to the product of (i) weighted average gross rate of the Group I
                      Mortgage Loans in effect on the beginning of the related
                      Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP II CAP:    As to any Distribution Date, a per annum rate equal to the product of (i) weighted average gross rate of the Group II
                      Mortgage Loans in effect on the beginning of the related
                      Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

CLASS A-1 BASIS RISK As to any Distribution Date, the supplemental interest CARRY FORWARD AMOUNT: amount for the Class A-1 Certificates will equal the sum of:

                      (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                      (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                      (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK As to any Distribution Date, the supplemental interest CARRY FORWARD AMOUNT: amount for the Class A-2 Certificates will equal the sum of:

                      (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                      (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                      (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS A-3 BASIS RISK As to any Distribution Date, the supplemental interest CARRY FORWARD AMOUNT: amount for the Class A-3 Certificates will equal the sum of:

                      (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-3 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                      (ii) any Class A-3 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                      (iii) interest on the amount in clause (ii) at the related Class A-3 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS M-1, M-2, B-1   As to any Distribution Date, the supplemental interest
AND B-2 BASIS RISK    amount for each of the Class M-1, M-2, B-1 and B-2
CARRY FORWARD         Certificates will equal the sum of:
AMOUNTS:
                      (i)    the excess, if any, of interest that would
                             otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                      (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                      (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST             On each Distribution Date and after payments of servicing
DISTRIBUTIONS ON     and trustee fees and other expenses, interest distributions
OFFERED              from the Interest Remittance Amount will be allocated as
CERTIFICATES:        follows:

                      (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, pro-rata to the Class A-2 and Class A-3 Certificates;

                      (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro-rata to the Class A-2 and Class A-3 Certificates and second, to the Class A-1 Certificates;

                      (iii) to the Class M-1 Certificates, its Accrued Certificate Interest;

                      (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                      (v) to the Class B-1 Certificates, its Accrued Certificate Interest; and

                      (vi) to the Class B-2 Certificates, its Accrued Certificate Interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

PRINCIPAL            On each Distribution Date (a) prior to the Stepdown Date
DISTRIBUTIONS ON     or (b) on which a Trigger Event is in effect, principal
OFFERED              distributions from the Principal Distribution Amount will
CERTIFICATES:        be allocated as follows:

                      (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                      (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                      (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                      (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero; and

                      (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                      On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                      (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                      (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                      (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                      (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and

                      (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                      Except as described below, the Class A-2 and Class A-3 Certificates will pay principal sequentially, and the Class A-3 Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2 has been reduced to zero.

                      For any Distribution Date on which the Class A-2 Certificate Balance has not been reduced to zero, all principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of the Class A-1 Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A-1 Certificates on such Distribution Date and all subsequent Distribution Dates will be distributed to the Class A-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero, and then to the Class A-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and provided further that if the Certificate Principal Balance of the Class A-2 Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A-2 Certificates on such Distribution Date and all subsequent Distribution Dates will be distributed to the Class A-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero, and then will be distributed to the Class A-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero.

                      For any Distribution Date on which the Class A-2 Certificate Balance has been reduced to zero, all principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-3 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either the Class A-1 or Class A-3 Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

                      Notwithstanding the above, in the event that all subordinate classes have been reduced to zero, all Group II principal distributions to the Class A Certificates will be distributed pro rata between the Class A-2 and Class A-3 Certificates.

INTEREST RATE CAP:    Beginning on the first Distribution Date, and for a period of 35 months thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Class A-2 and Class A-3 Certificates.

                      If the 1-month LIBOR rate exceeds 7.00%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.00% (on an Actual/360 day count basis) up to a maximum of 155bps and (ii) the Interest Rate Cap notional balance.

INTEREST RATE CAP     The Interest Rate Cap Payment shall be available to pay
PAYMENT ALLOCATION:   any Basis Risk Carry Forward Amount due the Class A-2 and
                      Class A-3 Certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

ALLOCATION OF NET     For any Distribution Date, any Net Monthly Excess Cashflow
MONTHLY EXCESS        shall be paid as follows:
CASHFLOW:
                      (i)    to the Class M-1 Certificates, the unpaid interest
                             shortfall amount;

                      (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                      (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                      (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                      (v) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                      (vi) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;

                      (vii) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                      (viii) to the Class B-2 Certificates, the allocated
                             unreimbursed realized loss amount;

                      (ix) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates and any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates; and

                      (x) sequentially, to Classes M-1, M-2, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE   For any Distribution Date, the portion of available funds
AMOUNT:               for such Distribution Date attributable to interest
                      received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE   For any Distribution Date and each class of Offered
INTEREST:             Certificates, equals the amount of interest accrued during the related interest accrual period at the related
                      Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

PRINCIPAL             On any Distribution Date, the sum of (i) the Basic
DISTRIBUTION AMOUNT:  Principal Distribution Amount and (ii) the Extra Principal
                      Distribution Amount.

BASIC PRINCIPAL       On any Distribution Date, the excess of (i) the aggregate
DISTRIBUTION AMOUNT:  Principal Remittance Amount over (ii) the Excess
                      Subordinated Amount, if any.

PRINCIPAL REMITTANCE  On any Distribution Date, the sum of (i) all scheduled
AMOUNT: payments of principal collected or advanced on the Mortgage Loans during the Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,
                      (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS    For any Distribution Date is the amount of funds available
CASHFLOW:             for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL       For any Distribution Date, the lesser of (i) the excess of
DISTRIBUTION AMOUNT:  (x) interest collected or advanced with respect to the
                      Mortgage Loans with due dates in the related Due Period
                      (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED   For any Distribution Date, means the excess, if any of (i)
AMOUNT:               the overcollateralization and (ii) the required
                      overcollateralization for such Distribution Date.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS A PRINCIPAL     For any Distribution Date on which the Class A-2
ALLOCATION            Certificate balance has not been reduced to zero, the
PERCENTAGE:           percentage equivalent of a fraction, determined as
                      follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal
                      Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal
                      Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is
                      (y) the Principal Remittance Amount for such Distribution
                      Date. The Class A-3 Certificates will not receive principal distributions until the Certificate Principal
                      Balance of the Class A-2 has been reduced to zero.

                      For any Distribution Date on which the Class A-2 Certificate balance has been reduced to zero, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date and (ii) in the case of the Class A-3 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is
                      (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:  of (x) the aggregate Certificate Principal Balance of the
                      Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,199,678.

CLASS M-1 PRINCIPAL   For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date) and (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.80% and
                      (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                      Period over $4,199,678.

CLASS M-2 PRINCIPAL   For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                      Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,199,678.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS B-1 PRINCIPAL   For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), and (iv) the Certificate Principal
                      Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,199,678.

CLASS B-2 PRINCIPAL   For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate
                      Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage
                      Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                      Period over $4,199,678.

TRUST TAX STATUS:     REMIC.

ERISA ELIGIBILITY:    Subject to the considerations in the Prospectus, all
                      Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:    It is anticipated that the Class A-2, Class A-3 and Class
                      M-1 Certificates will be SMMEA eligible.

PROSPECTUS:           The Class A-2, Class A-3, Class M-1, Class M-2, Class B-1
                      and Class B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                      (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                      Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                      PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES              PPC 0%        PPC 75%         PPC 100%        PPC 125%         PPC 150%
-----------------     -----------   -------------   --------------   -------------   --------------
     Initial               100            100             100             100              100
  November 2003             98             69              59              49               40
  November 2004             96             37              20               4                0
  November 2005             94             12               0               0                0
  November 2006             92              0               0               0                0
  November 2007             90              0               0               0                0
  November 2008             87              0               0               0                0
  November 2009             84              0               0               0                0
  November 2010             81              0               0               0                0
  November 2011             77              0               0               0                0
  November 2012             74              0               0               0                0
  November 2013             70              0               0               0                0
  November 2014             65              0               0               0                0
  November 2015             60              0               0               0                0
  November 2016             55              0               0               0                0
  November 2017             49              0               0               0                0
  November 2018             43              0               0               0                0
  November 2019             37              0               0               0                0
  November 2020             31              0               0               0                0
  November 2021             23              0               0               0                0
  November 2022             16              0               0               0                0
  November 2023              7              0               0               0                0
  November 2024              0              0               0               0                0
  November 2025              0              0               0               0                0
  November 2026              0              0               0               0                0
  November 2027              0              0               0               0                0
  November 2028              0              0               0               0                0
  November 2029              0              0               0               0                0
  November 2030              0              0               0               0                0
  November 2031              0              0               0               0                0
  November 2032              0              0               0               0                0
 Average Life
 to Maturity (years)     13.84           1.69            1.29            1.05             0.88
 Average Life
 to Call (1)(years)      13.84           1.69            1.29            1.05             0.88

(1)  10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES              PPC 0%        PPC 75%        PPC 100%       PPC 125%        PPC 150%
-----------------     ------------  -------------  -------------  --------------  --------------
     Initial              100            100            100            100             100
  November 2003           100            100            100            100             100
  November 2004           100            100            100            100              82
  November 2005           100            100             85             55              29
  November 2006           100             93             70             53              29
  November 2007           100             75             53             37              26
  November 2008           100             61             40             27              18
  November 2009           100             50             31             19              13
  November 2010           100             40             23             14               9
  November 2011           100             33             18             10               7
  November 2012           100             27             14              8               4
  November 2013           100             22             11              6               1
  November 2014           100             18              9              5               0
  November 2015           100             14              7              2               0
  November 2016           100             12              6              0               0
  November 2017           100              9              4              0               0
  November 2018           100              8              3              0               0
  November 2019           100              6              1              0               0
  November 2020           100              5              0              0               0
  November 2021           100              5              0              0               0
  November 2022           100              4              0              0               0
  November 2023           100              2              0              0               0
  November 2024            98              1              0              0               0
  November 2025            88              0              0              0               0
  November 2026            78              0              0              0               0
  November 2027            66              0              0              0               0
  November 2028            54              0              0              0               0
  November 2029            42              0              0              0               0
  November 2030            28              0              0              0               0
  November 2031            12              0              0              0               0
  November 2032             0              0              0              0               0
 Average Life
 to Maturity (years)    26.20           8.38           6.34           4.91            3.77
 Average Life
 to Call (1)(years)     26.10           7.37           5.50           4.21            3.14

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES              PPC 0%        PPC 75%        PPC 100%       PPC 125%        PPC 150%
-----------------     ------------  -------------  -------------  --------------  --------------
     Initial              100            100            100            100             100
  November 2003           100            100            100            100             100
  November 2004           100            100            100            100             100
  November 2005           100            100            100            100             100
  November 2006           100             88             65             47              79
  November 2007           100             71             48             32              21
  November 2008           100             57             36             22              13
  November 2009           100             46             27             15               8
  November 2010           100             37             20             10               5
  November 2011           100             29             15              7               2
  November 2012           100             24             11              5               0
  November 2013           100             19              8              2               0
  November 2014           100             15              6              0               0
  November 2015           100             12              4              0               0
  November 2016           100              9              2              0               0
  November 2017           100              7              0              0               0
  November 2018           100              6              0              0               0
  November 2019           100              5              0              0               0
  November 2020           100              3              0              0               0
  November 2021           100              0              0              0               0
  November 2022           100              0              0              0               0
  November 2023           100              0              0              0               0
  November 2024            99              0              0              0               0
  November 2025            90              0              0              0               0
  November 2026            79              0              0              0               0
  November 2027            68              0              0              0               0
  November 2028            56              0              0              0               0
  November 2029            43              0              0              0               0
  November 2030            29              0              0              0               0
  November 2031            14              0              0              0               0
  November 2032             0              0              0              0               0
 Average Life
 to Maturity (years)    26.31           7.81           5.92           5.02            4.81
 Average Life
 to Call (1)(years)     26.19           7.09           5.35           4.59            4.44

 (1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES              PPC 0%        PPC 75%        PPC 100%       PPC 125%        PPC 150%
-----------------     ------------  -------------  -------------  --------------  --------------
     Initial               100           100            100            100              100
  November 2003            100           100            100            100              100
  November 2004            100           100            100            100              100
  November 2005            100           100            100            100              100
  November 2006            100            88             65             47               33
  November 2007            100            71             48             32               21
  November 2008            100            57             36             22               13
  November 2009            100            46             27             15                8
  November 2010            100            37             20             10                3
  November 2011            100            29             15              7                0
  November 2012            100            24             11              2                0
  November 2013            100            19              8              0                0
  November 2014            100            15              5              0                0
  November 2015            100            12              1              0                0
  November 2016            100             9              0              0                0
  November 2017            100             7              0              0                0
  November 2018            100             4              0              0                0
  November 2019            100             1              0              0                0
  November 2020            100             0              0              0                0
  November 2021            100             0              0              0                0
  November 2022            100             0              0              0                0
  November 2023            100             0              0              0                0
  November 2024             99             0              0              0                0
  November 2025             90             0              0              0                0
  November 2026             79             0              0              0                0
  November 2027             68             0              0              0                0
  November 2028             56             0              0              0                0
  November 2029             43             0              0              0                0
  November 2030             29             0              0              0                0
  November 2031             14             0              0              0                0
  November 2032              0             0              0              0                0
 Average Life
 to Maturity (years)     26.30          7.73           5.83           4.83             4.35
 Average Life
 to Call (1)(years)      26.19          7.09           5.33           4.45             4.03

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES              PPC 0%        PPC 75%        PPC 100%       PPC 125%        PPC 150%
-----------------     ------------  -------------  -------------  --------------  --------------
     Initial               100           100            100            100              100
  November 2003            100           100            100            100              100
  November 2004            100           100            100            100              100
  November 2005            100           100            100            100              100
  November 2006            100            88             65             47               33
  November 2007            100            71             48             32               21
  November 2008            100            57             36             22               10
  November 2009            100            46             27             14                2
  November 2010            100            37             20              6                0
  November 2011            100            29             13              0                0
  November 2012            100            24              7              0                0
  November 2013            100            19              2              0                0
  November 2014            100            14              0              0                0
  November 2015            100             8              0              0                0
  November 2016            100             4              0              0                0
  November 2017            100             1              0              0                0
  November 2018            100             0              0              0                0
  November 2019            100             0              0              0                0
  November 2020            100             0              0              0                0
  November 2021            100             0              0              0                0
  November 2022            100             0              0              0                0
  November 2023            100             0              0              0                0
  November 2024             99             0              0              0                0
  November 2025             90             0              0              0                0
  November 2026             79             0              0              0                0
  November 2027             68             0              0              0                0
  November 2028             56             0              0              0                0
  November 2029             43             0              0              0                0
  November 2030             29             0              0              0                0
  November 2031             11             0              0              0                0
  November 2032              0             0              0              0                0
 Average Life
 to Maturity (years)     26.27          7.50           5.64           4.62             4.06
 Average Life
 to Call (1)(years)      26.19          7.09           5.32           4.38             3.85

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES              PPC 0%        PPC 75%        PPC 100%       PPC 125%        PPC 150%
-----------------     ------------  -------------  -------------  --------------  --------------
      Initial              100           100            100            100              100
   November 2003           100           100            100            100              100
   November 2004           100           100            100            100              100
   November 2005           100           100            100            100              100
   November 2006           100            88             65             47               33
   November 2007           100            71             48             32                9
   November 2008           100            57             36             13                0
   November 2009           100            46             24              0                0
   November 2010           100            37              7              0                0
   November 2011           100            29              0              0                0
   November 2012           100            16              0              0                0
   November 2013           100             5              0              0                0
   November 2014           100             0              0              0                0
   November 2015           100             0              0              0                0
   November 2016           100             0              0              0                0
   November 2017           100             0              0              0                0
   November 2018           100             0              0              0                0
   November 2019           100             0              0              0                0
   November 2020           100             0              0              0                0
   November 2021           100             0              0              0                0
   November 2022           100             0              0              0                0
   November 2023           100             0              0              0                0
   November 2024            99             0              0              0                0
   November 2025            90             0              0              0                0
   November 2026            79             0              0              0                0
   November 2027            68             0              0              0                0
   November 2028            56             0              0              0                0
   November 2029            43             0              0              0                0
   November 2030            29             0              0              0                0
   November 2031             0             0              0              0                0
   November 2032             0             0              0              0                0
 Average Life to
 Maturity (years)        26.16          7.02           5.27           4.29             3.75
 Average Life to
 Call (1) (years)        26.15          6.99           5.24           4.28             3.74

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


 PERIOD      CLASS A-2     CLASS A-3     CLASS M-1    CLASS M-2     CLASS B-1    CLASS B-2
               CAP (%)       CAP (%)       CAP (%)      CAP (%)       CAP (%)      CAP (%)
--------    ------------ ------------  ------------  ------------ ------------  ------------
             ACTUAL/360   ACTUAL/360    ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360
   0               -             -             -            -             -            -
   1            9.57          9.57          7.85         7.85          7.85         7.85
   2            9.11          9.11          7.39         7.39          7.39         7.39
   3            9.18          9.18          7.43         7.43          7.43         7.43
   4           10.06         10.06          8.28         8.28          8.28         8.28
   5            9.30          9.30          7.52         7.52          7.52         7.52
   6            9.56          9.56          7.77         7.77          7.77         7.77
   7            9.31          9.31          7.52         7.52          7.52         7.52
   8            9.57          9.57          7.77         7.77          7.77         7.77
   9            9.31          9.31          7.52         7.52          7.52         7.52
  10            9.32          9.32          7.52         7.52          7.52         7.52
  11            9.58          9.58          7.77         7.77          7.77         7.77
  12            9.33          9.33          7.52         7.52          7.52         7.52
  13            9.60          9.60          7.77         7.77          7.77         7.77
  14            9.35          9.35          7.52         7.52          7.52         7.52
  15            9.35          9.35          7.52         7.52          7.52         7.52
  16            9.90          9.90          8.04         8.04          8.04         8.04
  17            9.37          9.37          7.52         7.52          7.52         7.52
  18            9.64          9.64          7.77         7.77          7.77         7.77
  19            9.39          9.39          7.52         7.52          7.52         7.52
  20            9.66          9.66          7.77         7.77          7.77         7.77
  21            9.41          9.41          7.52         7.52          7.52         7.52
  22            9.42          9.42          7.52         7.52          7.52         7.52
  23           10.56         10.56          8.75         8.75          8.75         8.75
  24           10.28         10.28          8.47         8.47          8.47         8.47
  25           10.58         10.58          8.75         8.75          8.75         8.75
  26           10.31         10.31          8.46         8.46          8.46         8.46
  27           10.32         10.32          8.46         8.46          8.46         8.46
  28           11.28         11.28          9.37         9.37          9.37         9.37
  29           11.19         11.19          9.41         9.41          9.41         9.41
  30           11.52         11.52          9.72         9.72          9.72         9.72
  31           11.22         11.22          9.40         9.40          9.40         9.40
  32           11.56         11.56          9.72         9.72          9.72         9.72
  33               -         11.26          9.40         9.40          9.40         9.40
  34               -         11.29          9.41         9.41          9.41         9.41
  35               -         12.55         10.73        10.73         10.73        10.73
  36               -         12.22         10.38        10.38         10.38        10.38
  37               -         23.91         10.72        10.72         10.72        10.72
  38               -         12.26         10.38        10.38         10.38        10.38

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


 PERIOD      CLASS A-2     CLASS A-3     CLASS M-1    CLASS M-2     CLASS B-1    CLASS B-2
               CAP (%)       CAP (%)       CAP (%)      CAP (%)       CAP (%)      CAP (%)
--------    ------------ ------------  ------------  ------------ ------------  ------------
             ACTUAL/360   ACTUAL/360    ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360
  39               -         12.20         10.37        10.37         10.37        10.37
  40               -         13.46         11.49        11.49         11.49        11.49
  41               -         12.97         11.35        11.35         11.35        11.35
  42               -         13.40         11.72        11.72         11.72        11.72
  43               -         12.97         11.34        11.34         11.34        11.34
  44               -         13.40         11.72        11.72         11.72        11.72
  45               -         12.97         11.34        11.34         11.34        11.34
  46               -         12.97         11.34        11.34         11.34        11.34
  47               -         14.01         12.40        12.40         12.40        12.40
  48               -         13.56         12.00        12.00         12.00        12.00
  49               -         14.01         12.40        12.40         12.40        12.40
  50               -         13.56         12.00        12.00         12.00        12.00
  51               -         13.56         11.99        11.99         11.99        11.99
  52               -         15.01         13.28        13.28         13.28        13.28
  53               -         13.60         12.03        12.03         12.03        12.03
  54               -         14.05         12.43        12.43         12.43        12.43
  55               -         13.59         12.02        12.02         12.02        12.02
  56               -         14.05         12.42        12.42         12.42        12.42
  57               -         13.59         12.02        12.02         12.02        12.02
  58               -         13.59         12.02        12.02         12.02        12.02
  59               -         14.07         12.44        12.44         12.44        12.44
  60               -         13.62         12.04        12.04         12.04        12.04
  61               -         14.07         12.44        12.44         12.44        12.44
  62               -         13.61         12.04        12.04         12.04        12.04
  63               -         13.61         12.03        12.03         12.03        12.03
  64               -         14.55         12.86        12.86         12.86        12.86
  65               -         13.61         12.03        12.03         12.03        12.03
  66               -         14.06         12.43        12.43         12.43        12.43
  67               -         13.61         12.03        12.03         12.03        12.03
  68               -         14.06         12.43        12.43         12.43        12.43
  69               -         13.61         12.03        12.03         12.03        12.03
  70               -         13.61         12.02        12.02         12.02        12.02
  71               -         14.06         12.42        12.42         12.42        12.42
  72               -         13.61         12.02        12.02         12.02        12.02
  73               -         14.06         12.42        12.42         12.42        12.42
  74               -         13.60         12.02        12.02         12.02        12.02
  75               -         13.60         12.02        12.02         12.02        12.02
  76               -         15.06         13.30        13.30         13.30        13.30
  77               -         13.60         12.01        12.01         12.01        12.01

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


 PERIOD      CLASS A-2     CLASS A-3     CLASS M-1    CLASS M-2     CLASS B-1    CLASS B-2
               CAP (%)       CAP (%)       CAP (%)      CAP (%)       CAP (%)      CAP (%)
--------    ------------ ------------  ------------  ------------ ------------  ------------
             ACTUAL/360   ACTUAL/360    ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360
  78               -         14.06         12.41        12.41         12.41        12.41
  79               -         13.60         12.01        12.01         12.01        12.01
  80               -         14.06         12.41        12.41         12.41        12.41
  81               -         13.60         12.01        12.01         12.01        12.01
  82               -         13.60         12.01        12.01         12.01        12.01
  83               -         13.29         12.40        12.40         12.40        12.40
  84               -         12.05         12.00        12.00         12.00        12.00
  85               -         12.47         12.40        12.40         12.40        12.40
  86               -         12.08         12.00        12.00         12.00        12.00
  87               -         12.10         12.00        12.00         12.00        12.00
  88               -         13.41         13.28        13.28         13.28        13.28
  89               -         12.13         12.00        12.00         12.00        12.00
  90               -         12.56         12.40        12.40         12.40        12.40
  91               -         12.17         11.99        11.99         11.99        11.99
  92               -         12.60         12.39        12.39         12.39        12.39
  93               -         12.21         11.99        11.99         11.99        11.99
  94               -         12.23         11.99        11.99         11.99        11.99
  95               -         12.66         12.39        12.39         12.39        12.39
  96               -         12.27         11.99        11.99         11.99        11.99
  97               -         12.70         12.39        12.39         12.39        12.39
  98               -         12.32         11.99        11.99         11.99        11.99
  99               -         12.34         11.98        11.98         11.98        11.98
  100              -         13.69         13.27        13.27         13.27        13.27
  101              -         12.39         11.98        11.98         11.98        11.98
  102              -         12.83         12.38        12.38         12.38        12.38
  103              -         12.44         11.98        11.98         11.98        11.98
  104              -         12.88         12.38        12.38         12.38        12.38
  105              -         12.50         11.98        11.98         11.98        11.98
  106              -         12.52         11.98        11.98         11.98            -
  107              -         12.97         12.38        12.38         12.38            -
  108              -         12.58         11.97        11.97         11.97            -
  109              -         13.03         12.37        12.37         12.37            -
  110              -         12.64         11.97        11.97         11.97            -
  111              -         12.68         11.97        11.97         11.97            -
  112              -         13.59         12.80        12.80         12.80            -
  113              -         12.74         11.97        11.97         11.97            -
  114              -         13.20         12.37        12.37         12.37            -
  115              -         12.81         11.97        11.97         11.97            -
  116              -         13.28         12.37        12.37         12.37            -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


 PERIOD      CLASS A-2     CLASS A-3     CLASS M-1    CLASS M-2     CLASS B-1    CLASS B-2
               CAP (%)       CAP (%)       CAP (%)      CAP (%)       CAP (%)      CAP (%)
--------    ------------ ------------  ------------  ------------ ------------  ------------
             ACTUAL/360   ACTUAL/360    ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360
  117              -         12.89         11.97        11.97         11.97            -
  118              -         12.93         11.97        11.97         11.97            -
  119              -         13.40         12.36        12.36         12.36            -
  120              -         13.01         11.96        11.96         11.96            -
  121              -         13.48         12.36        12.36         12.36            -
  122              -         13.09         11.96        11.96         11.96            -
  123              -         13.13         11.96        11.96         11.96            -
  124              -         14.59         13.24        13.24         13.24            -
  125              -         13.22         11.96        11.96         11.96            -
  126              -         13.71         12.36        12.36         12.36            -
  127              -         13.32         11.96        11.96         11.96            -
  128              -         13.82         12.36        12.36         12.36            -
  129              -         13.42         11.96        11.96         11.96            -
  130              -         13.47         11.96        11.96         11.96            -
  131              -         13.98         12.35        12.35         12.35            -
  132              -         13.58         11.95        11.95         11.95            -
  133              -         14.09         12.35        12.35         12.35            -
  134              -         13.70         11.95        11.95         11.95            -
  135              -         13.76         11.95        11.95         11.95            -
  136              -         15.30         13.23        13.23         13.23            -
  137              -         13.88         11.95        11.95         11.95            -
  138              -         14.41         12.35        12.35         12.35            -
  139              -         14.01         11.95        11.95         11.95            -
  140              -         14.55         12.35        12.35         12.35            -
  141              -         14.15         11.95        11.95             -            -
  142              -         14.22         11.95        11.95             -            -
  143              -         14.77         12.34        12.34             -            -
  144              -         14.37         11.95        11.95             -            -
  145              -         14.93         12.34        12.34             -            -
  146              -         14.52         11.95        11.95             -            -
  147              -         14.61         11.94        11.94             -            -
  148              -         16.26         13.22        13.22             -            -
  149              -         14.78         11.94        11.94             -            -
  150              -         15.36         12.34        12.34             -            -
  151              -         14.95         11.94        11.94             -            -
  152              -         15.55         12.34        12.34             -            -
  153              -         15.14         11.94        11.94             -            -
  154              -         15.24         11.94        11.94             -            -
  155              -         15.85         12.34        12.34             -            -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


 PERIOD      CLASS A-2     CLASS A-3     CLASS M-1    CLASS M-2     CLASS B-1    CLASS B-2
               CAP (%)       CAP (%)       CAP (%)      CAP (%)       CAP (%)      CAP (%)
--------    ------------ ------------  ------------  ------------ ------------  ------------
             ACTUAL/360   ACTUAL/360    ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360
  156              -         15.44         11.94        11.94             -            -
  157              -         16.07         12.34        12.34             -            -
  158              -         15.66         11.94        11.94             -            -
  159              -         15.77         11.94        11.94             -            -
  160              -         16.98         12.76        12.76             -            -
  161              -         16.00         11.94        11.94             -            -
  162              -         16.66         12.34        12.34             -            -
  163              -         16.25         11.94        11.94             -            -
  164              -         16.92         12.34            -             -            -
  165              -         16.50         11.94            -             -            -
  166              -         16.64         11.94            -             -            -
  167              -         17.34         12.34            -             -            -
  168              -         16.92         11.94            -             -            -
  169              -         17.63         12.34            -             -            -
  170              -         17.21         11.94            -             -            -
  171              -         17.37         11.94            -             -            -
  172              -         19.40         13.22            -             -            -
  173              -         17.68         11.94            -             -            -
  174              -         18.45         12.34            -             -            -
  175              -         18.02         11.94            -             -            -
  176              -         18.80         12.34            -             -            -
  177              -         18.38         11.94            -             -            -
  178              -         18.56         11.94            -             -            -
  179              -         19.37         12.34            -             -            -
  180              -         18.94         11.94            -             -            -
  181              -         19.89             -            -             -            -
  182              -         19.59             -            -             -            -
  183              -         19.95             -            -             -            -
  184              -         22.51             -            -             -            -
  185              -         20.74             -            -             -            -
  186              -         21.88             -            -             -            -
  187              -         21.64             -            -             -            -
  188              -         22.88             -            -             -            -
  189              -         22.68             -            -             -            -
  190              -         23.26             -            -             -            -
  191              -         24.67             -            -             -            -
  192              -         24.55             -            -             -            -
  193              -         26.10             -            -             -            -
  194              -         26.01             -            -             -            -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


 PERIOD      CLASS A-2     CLASS A-3     CLASS M-1    CLASS M-2     CLASS B-1    CLASS B-2
               CAP (%)       CAP (%)       CAP (%)      CAP (%)       CAP (%)      CAP (%)
--------    ------------ ------------  ------------  ------------ ------------  ------------
             ACTUAL/360   ACTUAL/360    ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360
  195              -         26.83             -            -             -            -
  196              -         30.70             -            -             -            -
  197              -         28.72             -            -             -            -
  198              -         30.81             -            -             -            -
  199              -         31.04             -            -             -            -
  200              -         33.48             -            -             -            -
  201              -         33.92             -            -             -            -
  202              -         35.65             -            -             -            -
  203              -         38.87             -            -             -            -
  204              -         39.87             -            -             -            -
  205              -         43.92             -            -             -            -
  206              -         45.59             -            -             -            -
  207              -         49.26             -            -             -            -
  208              -         57.42             -            -             -            -
  209              -         59.22             -            -             -            -
  210              -         68.41             -            -             -            -
  211              -         75.32             -            -             -            -
  212              -         90.68             -            -             -            -
  213              -        105.71             -            -             -            -
  214              -        133.86             -            -             -            -
  215              -        190.51             -            -             -            -
  216              -        301.27             -            -             -            -
  217              -             *             -            -             -            -
  218              -             -             -            -             -            -





* In Period 217, the A-3 Class has a balance of $58,578 and is paid $96,701 in interest.


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------